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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 3, 2005
                                                   ----------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                    001-13958                             13-3317783
------------------------------------         -----------------------------------        ---------------------------
(State or other jurisdiction                          (Commission                               (IRS Employer
        of incorporation)                             File Number)                            Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                           06115-1900
         --------------------------------------------                  --------------
            (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (860) 547-5000
                                                         -----------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Item 7.01 of this Current Report on Form 8-K includes information about The
Hartford Financial Services Group, Inc.'s results of operations for the quarter ended June 30, 2005, which is incorporated herein by reference.

ITEM 7.01         REGULATION FD DISCLOSURE.

The Hartford Financial Services Group, Inc. reported that, on August 2, 2005, a nationally known credit ratings agency inadvertently made available to its subscribers for a limited period a report about The Hartford. The report included non-public information about two reserve studies that were completed in the second quarter of 2005. The Hartford is making the following disclosure in order to provide all of the company's investors with information about the two studies.

The credit ratings agency report included information about two comprehensive studies on business reported in The Hartford's "other operations" segment.
First, the annual, ground-up asbestos review resulted in no addition to the company's asbestos reserves. Second, the company also completed a review of reserves related to HartRe's assumed reinsurance business, which is in runoff.
This study resulted in a reserve increase of $73 million, pre-tax, primarily for U.S. casualty assumed reinsurance written during the 1997-2001 period.

As previously announced, The Hartford will release its second quarter 2005 earnings results Thursday, August 4, 2005, at approximately 4:30 p.m. EDT. The company's conference call to discuss its results will take place Friday, August
5, 2005, at 10 a.m. EDT and will be simultaneously Webcast at www.thehartford.com/ir.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  August 3, 2005              By: /s/ Neal S. Wolin
                                        ---------------------------------------
                                        Name:  Neal S. Wolin
                                        Title: Executive Vice President
                                        and General Counsel